T. Rowe Price Africa & Middle East Fund

Supplement to Prospectus and Summary Prospectus dated January 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2025, Johannes Loefstrand will join Oluwaseun Oyegunle as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Effective June 30, 2025, Mr. Oyegunle will step down from his role on the fund and Mr. Loefstrand will become the fund’s sole portfolio manager and chair of the fund’s Investment Advisory Committee. Mr. Loefstrand joined T. Rowe Price in 2015.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 1, 2025, Johannes Loefstrand will join Oluwaseun Oyegunle as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Effective June 30, 2025, Mr. Oyegunle will step down from his role on the fund and Mr. Loefstrand will become the fund’s sole portfolio manager and chair of the fund’s Investment Advisory Committee. Mr. Loefstrand joined the Firm in 2015, and his investment experience dates from 2012. During the past five years, he has served as an equity research analyst covering emerging and frontier markets and a portfolio manager (beginning in 2021).

The date of this supplement is March 13, 2025.

F168-041 3/13/25